                                 EXHIBIT 10(a)
                                 -------------

                              EXCHANGE AGREEMENT
                              ------------------

THIS AGREEMENT (this "Agreement") is entered into as of October 12, 2000 between Parker-Hannifin Corporation (the "Employer") and Thomas A. Piraino, Jr. (the "Participant").

                                   Recitals
                                   --------
A. The Employer has offered the Participant certain benefits under an Executive Estate Protection Plan in exchange for a portion of the Participant's future compensation.

B. The Participant desires to surrender a portion of his future compensation in order to participate in the Executive Estate Protection Plan.

                                   Agreement
                                   ---------

     NOW THEREFORE, it is mutually agreed that:

1.   Reduction in Future Compensation.
     --------------------------------

     a.   Surrender. In consideration of the Employer's agreement to be bound by
          ---------
          the terms of the Executive Estate Protection Plan Document (defined below), the Participant agrees to the irrevocable surrender of future incentive pay as described in Exhibit A attached hereto and incorporated herein by reference (the "Surrendered Compensation") beginning on October 15, 2000 and ending on September 30, 2007 (the "Surrender Term"). The Participant acknowledges that he shall have no further rights or claims of any sort whatsoever to the Surrendered Compensation.

     b.   Shortfall. In the event the Participant's incentive pay on any
          ---------
          Surrender Date (as defined in Exhibit A), net of any amount which cannot be deferred under the Employer's Executive Deferral Plan, is less than the Surrendered Compensation scheduled for such Surrender Date, the Corporation shall be entitled to reduce any cash compensation (including base pay and incentive compensation) or non-qualified plan benefits payable to the Participant or his representatives, heirs or beneficiaries (including without limitation benefits payable under the Employer's Supplemental Executive Retirement Program, Savings Restoration Plan or Executive Deferral
          Plan) by an amount equal to any such shortfall plus interest on such shortfall between the scheduled Surrender Date and the actual date of surrender in the amount of 4.52% per annum.

     c.   Termination of Employment. In the event the employment of the
          -------------------------
          Participant is terminated prior to the end of the Surrender Term for any reason other than Termination for Cause or the death of the Participant (but only if the Participant is the Decedent), the Corporation shall be entitled to reduce any cash compensation or other non-qualified benefits payable to the Participant, or his representatives, heirs or beneficiaries (including without limitation benefits payable under the Employer's Supplemental Executive Retirement Program, Savings Restoration Plan or Executive Deferral
          Plan) by an amount equal to the sum of the Surrendered Compensation remaining in the Surrender Term (the "Mandatory Benefit Reduction"); provided,
--------------------------------------------------------------------------------
          however, to the extent any Mandatory Benefit Reduction is imposed by the Employer on any payment earlier than the corresponding Surrendered Compensation would have been surrendered by the Participant, the amount of the Mandatory Benefit Reduction shall be reduced to the present value of such Surrendered Compensation calculated by using a 4.52% discount rate.

2.   Executive Estate Protection. The Employer has provided the Participant with
     ---------------------------
     an Executive Estate Protection Plan, comprised of that certain Executive Estate Protection Plan Agreement attached hereto on Exhibit B by and between the Employer, the Participant and the Thomas A. Piraino, Jr. and Barbara C. McWilliams Irrevocable Trust dated September 1, 2000, and the "as sold" illustration of an Executive Estate Protection Plan Insurance Policy as issued by John Hancock Life Insurance Company, dated October 5, 2000 (together, the "Executive Estate Protection Plan Document"). By his signature below, the Participant acknowledges that he has received a copy of the Executive Estate Protection Plan Document. The parties to this Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Executive Estate Protection Plan Document as set forth in the Executive Estate Protection Plan Agreement. This Agreement and the Executive Estate Protection Plan Document, collectively, shall be considered one complete contract between the parties.

3.   Effect on Executive Deferral Plan.  The Participant hereby agrees that the
     ---------------------------------
     amount of any Surrendered Compensation hereunder shall reduce the maximum amount which the Participant is entitled to elect to defer under the Employer's Executive Deferral Plan.

4.   Effect on Bonus and Other Benefits.  The Employer hereby agrees that the
     ----------------------------------
     amount of any Surrendered Compensation hereunder shall be included in Participant's incentive pay for the purpose of determining the Participant's benefits under the Employer's Supplemental Executive Retirement Program. The Participant hereby agrees that the amount of any Surrendered Compensation hereunder shall not be included in incentive pay for the purpose of determining allowable deferrals under the Employer's Retirement Savings Plan, Savings Restoration Plan and Executive Deferral Plan nor for the purpose of determining benefits payable under the Employer's Retirement Plan.

5.   Acknowledgment. The Participant hereby acknowledges that he has read and
     --------------
     understands this Agreement and the Executive Estate Protection Plan
     Document.

6.   Successors and Assigns.  This Agreement shall inure to the benefit of, and
     ----------------------
     be binding upon, the Employer and its successors and assigns, and the Participant and his assignees, devisees and heirs.

7.   Governing Law.  This Agreement shall be governed by and construed under the
     -------------
     laws of the State of Ohio, as in effect at the time of the execution of this Agreement.

8.   Defined Terms.  Initially capitalized terms used but not defined herein
     -------------
     shall have the meaning ascribed to them in the Executive Estate Protection Plan Document.


     IN WITNESS WHEREOF, the Participant has signed and the Employer has accepted this Agreement as of the date first written above.

--------------------------------------------------------------------------------

                                   /s/Thomas A. Piraino, Jr.
                                      Thomas A. Piraino, Jr.


                                   PARKER-HANNIFIN CORPORATION


                                   By: /s/Duane E. Collins
                                          Duane E. Collins
                                          Chairman and Chief Executive Officer

--------------------------------------------------------------------------------

                                   EXHIBIT A
                                   ---------


Surrender Dates                            Executive Compensation     RONA
---------------                            ----------------------     ----

Each of  October 2000-01-02-03-04-05-06                              $ 3,350

Each of  January 2001-02-03-04-05-06-07                              $ 3,350

Each of  March 2001-02-03-04-05-06-07             $ 7,380

Each of  April 2001-02-03-04-05-06-07                                $ 3,350

Each of  June 2001-02-03-04-05-06-07              $ 7,380

Each of  August 2001-02-03-04-05-06-07            $ 7,380            $ 7,810
                                                  =======            =======
         Sub-Totals:                              $22,140            $17,860

     TOTAL SURRENDERED COMPENSATION/YR. = $40,000

--------------------------------------------------------------------------------

                     EXECUTIVE ESTATE PROTECTION AGREEMENT

     This Executive Estate Protection Agreement ("Agreement") is made as of October 12, 2000, among Parker-Hannifin Corporation, an Ohio corporation, (the "Corporation"), Thomas A. Piraino, Jr. (the "Participant") and the Thomas A. Piraino, Jr. and Barbara C. McWilliams Irrevocable Trust dated September 1, 2000 ( the "Owner").

                                    RECITALS
                                    --------

A. The Participant desires to insure his life and his wife's life for the benefit and protection of the Participant's family or other beneficiary under the Policy (as defined below);

B. The Corporation desires to help the Participant provide life insurance for the benefit and protection of his family or beneficiary by providing funds from time to time to pay the premiums due on the Policy in accordance with this Agreement; and

C. The Owner desires to assign certain rights and interests in the Policy to the Corporation, to the extent provided herein, as security for repayment of certain funds provided by the Corporation for the acquisition and/or maintenance of the Policy.

                                   AGREEMENT
                                   ---------

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Agreement agree as follows:

     1.   Definitions.  For purposes of this Agreement, unless otherwise clearly
          -----------
apparent from the context, the following phrases or terms shall have the following indicated meanings:

     (a) "Aggregate Premiums Paid" shall mean, at any time, an amount equal to the cumulative premiums paid by the Corporation on the Policy.

     (b) "Cash Surrender Value" shall mean an amount that equals, at any specified time, the cash surrender value as determined under the terms of the Policy.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Collateral Assignment" shall mean an assignment made by the Owner in favor of the Corporation in a form attached to this Agreement as
          Exhibit 1.

     (e) "Collateral Interest" shall mean the Corporation's interest in the Policy, which shall equal, at any time, the lesser of Aggregate Premiums Paid or Cash Surrender Value, and which shall be repaid to the Corporation in accordance

     (f) "Corporation's Death Benefit" shall mean the portion of the Policy's death benefit equal to Aggregate Premiums Paid plus an amount equal to the cumulative premiums paid by the Owner on the policy pursuant to
          Section 3(b) hereof.

--------------------------------------------------------------------------------

     (g) "Decedent" shall mean the second to die of the Participant and his wife.

     (h) "Designated Beneficiary" shall mean the beneficiary designated under the Policy.

     (i) "Economic Income" shall mean an amount equal to the value of the "economic benefit" derived by the Participant from the Policy's life insurance protection, as determined for Federal income tax purposes under the Code. Economic Income shall include any increase in economic benefit attributable to the death of the first to die under the Policy.

     (j)  "Insurer(s)" shall mean John Hancock Life Insurance Company.

     (k) "Investment Elections" shall mean any elections which the Owner has under the Policy to invest the Cash Surrender Value.

     (l) "Owner" shall mean the Thomas A. Piraino, Jr. and Barbara C. McWilliams Irrevocable Trust dated September 1, 2000.

     (m) "Owner's Death Benefit" shall mean the portion of the Policy's death benefit, if any, that exceeds the Corporation's Death Benefit. The ultimate amount of death benefit payable under the Policy is dependent upon the financial performance of the Policy.

     (n)  "Participant" shall mean Thomas A. Piraino, Jr.

     (o) "Policy" shall mean the following joint life policy on the life of the Participant and his wife that is issued by the Insurer:


          Insurer                              Policy Number   Type of Policy
          -----------------------------------  --------------  -----------------
          John Hancock Life Insurance Company  20052957        Estate Protection
                                                               Life Insurance
          -----------------------------------  --------------  -----------------


     (p) "Split Dollar Maturity Date" shall mean the date on which the first of any of the following events occurs:

          (i)   the fifteenth (15th) anniversary of the issuance of the Policy;
          (ii)  the death of  the Decedent; or
          (iii) Termination for Cause.

     (q) "Termination for Cause" shall mean termination of the Participant's employment by the Corporation as a result of activity by the Participant detrimental to the interest of the Corporation, including without limitation:

          (i) the rendering of services for an organization, or engaging in a business, that is in competition with the Corporation;

--------------------------------------------------------------------------------

          (ii) the disclosure to anyone outside of the Corporation, or the use for any purpose other than the Corporation's business, of confidential information or material related to the Corporation;

          (iii) fraud, embezzlement, theft-in-office or other illegal activity;
     or

          (iv)  violation of  the Corporation's Code of  Ethics.


2.   Acquisition of Policy; Ownership of Insurance.  The parties to this
     ---------------------------------------------
     Agreement shall cooperate in applying for and obtaining the Policy. The Policy shall be issued to the Owner as the sole and exclusive owner of the Policy, subject to the rights and interests granted to the Corporation as provided in this Agreement and the Collateral Assignment. Concurrent with the signing of this Agreement, the Owner will collaterally assign the Policy to the Corporation, in the form of the Collateral Assignment, as security for the payment of the Collateral Interest, which assignment shall not be altered or changed without the mutual consent of the Corporation and the Owner.

3.   Premium Payments on Policy.
     --------------------------

     (a)  Payments and Reimbursements.  Prior to the occurrence of the Split
          ---------------------------
          Dollar Maturity Date, the Corporation shall pay to the Insurer, on or before each applicable premium due date, all applicable premiums for the Policy, less the amount payable by the Owner as described in subsection (b) below. The Corporation shall promptly notify Owner in writing of the amount and date of such premium payments. In the event that the Corporation fails to make any such payment, the Owner or the Participant may make (but is not required to make) any such payment, and the Corporation shall immediately reimburse the Owner or the Participant, as the case may be, for any amount so paid.

     (b)  Premium Payment by Owner.  Prior to the occurrence of the Split Dollar
          ------------------------
          Maturity Date, Owner shall pay to the Insurer, on or before each applicable premium due date, a premium payment equal to the Economic Income for such calendar year, as mutually determined by the Corporation and the Participant.

     (c)  Premium Reimbursement. At least sixty (60) days prior to each
          ---------------------
          applicable premium due date, the Corporation shall make a payment to the Participant equal to the premium payable by the Owner pursuant to subsection (b) above.

     (d)  Tax Reimbursement. On or before March 15 following each calendar year
          -----------------
          until the Split Dollar Maturity Date, the Corporation shall reimburse the Participant for the Participant's state, local and federal income tax liability attributable to (i) the Participant's Economic Income for such calendar year, if any; (ii) the payment by the Corporation to the Participant pursuant to subsection (c) above; and (iii) payments made pursuant to this subsection (d). The tax rates used by the Corporation in calculating the reimbursement under this Section 3(d) shall be the appropriate federal, state and local income tax rates in effect for the Participant at the time of payment, as determined by the Corporation.

--------------------------------------------------------------------------------

4.   Corporation's Rights.  The Corporation's rights and interests in and to the
     --------------------
     Policy shall be specifically limited to (i) the right to be paid its Collateral Interest and the Corporation's Death Benefit, if any, in accordance with Section 6 below, and (ii) the rights specified in the Collateral Assignment.

5.   Owner's Rights.  Subject to the terms of this Agreement and the Collateral
     --------------
     Assignment, the Owner of the Policy shall be entitled to exercise all rights in the Policy; provided, however, that while the Collateral Assignment is in effect, the following rights may be exercised only with the consent of the Corporation, which consent may be withheld at the sole discretion of the Corporation:

     (a) To borrow against or pledge the Policy;
     (b) To surrender or cancel the Policy;
     (c) To take a distribution or withdrawal from the Policy; or
     (d) To make Investment Elections.

     In particular, subject to the terms and conditions of the Policy, and the provisions of Section 6 below, the Owner may assign its rights under this Agreement and the Collateral Agreement, including but not limited to an assignment to an insurance trust of which the Participant is a settlor. In the event of an assignment of its rights, the Owner shall promptly notify the Corporation of the name and address of the new Owner or assignee, including the name and address of any trustee.

6.   Collateral Interest.  On the Split Dollar Maturity Date, the Collateral
     -------------------
     Interest (or, if applicable under Section 6(a) below, the Corporation's Death Benefit) shall be paid or repaid to the Corporation in the following manner:

     (a) Notwithstanding any provision of this Agreement or the Policy that may be construed to the contrary, if the Split Dollar Maturity Date occurs due to the death of the Decedent, (i) the Corporation shall be entitled to that portion of the Policy's death proceeds that equals the Corporation's Death Benefit, if any, and (ii) the Owner or the Designated Beneficiary, as the case may be, shall be entitled to the Owner's Death Benefit; provided, however, if the Split Dollar Maturity Date occurs due to the suicide of the Decedent, and the proceeds from the Policy are limited by either a suicide or contestability provision under the Policy, the Corporation shall be entitled to that portion of the higher of the Policy's Cash Surrender Value or death proceeds that does not exceed the Aggregate Premiums Paid. In either event, promptly following the Decedent's death, the Corporation and the Owner or the Designated Beneficiary shall take all steps necessary to collect the death proceeds of the Policy by submitting the proper claims forms to the Insurer. The Corporation shall notify the Insurer of the amount of the Owner's Death Benefit (except when the Policy's proceeds are limited because of the Decedent's death by suicide) and the Corporation's Death Benefit. Such amounts shall be paid, respectively, by the Insurer to the Owner or to the Designated Beneficiary, as the case may be, and the Corporation.

     (b) If the Split Dollar Maturity Date is other than the date of the Decedent's death, the Corporation's Collateral Interest in the Policy shall be paid to the Corporation in one of the following ways, as elected by the Owner in writing within thirty (30)

--------------------------------------------------------------------------------
          days after the date the Corporation first notifies the Participant and Owner in writing of the occurrence of the Split Dollar Maturity Date:

          (i) By the Owner authorizing the Insurer to make a loan against the Policy in an amount equal to the Corporation's Collateral Interest and to pay the proceeds to the Corporation, in which case the Owner shall be considered the borrower for all purposes under the loan;

          (ii) By the Owner authorizing the Insurer to withdraw from the Cash Surrender Value of the Policy an amount equal to the Corporation's Collateral Interest and to pay the proceeds to the Corporation; or

          (iii) By the Owner paying to the Corporation, from the Owner's separate funds, an amount equal to the Corporation's Collateral Interest.

     (c)  If  the Owner fails to timely exercise any of the options under
          Section 6(b) above, the Corporation shall be entitled to instruct the Insurer to pay to the Corporation from the Cash Surrender Value of the Policy an amount equal to the Corporation's Collateral Interest.

     (d) The Corporation agrees to keep records of its premium payments and to furnish the Owner and the Insurer with a statement of its Collateral Interest whenever either party requires such statement.

     (e) Upon and after the Corporation's Collateral Interest in the Policy has been repaid pursuant to Section 6(b) above, the Corporation shall execute and file with the Insurer an appropriate release of the Corporation's interest in the Policy and shall have no further interest in the Policy. Further, the Participant and/or Owner hereby acknowledge, understand and agree that, upon the release of the Corporation's Collateral Interest, the Corporation shall continue not to have any responsibility for the future performance of the Policy and shall have no obligation to make any additional premium payments.

     (f) Upon payment to the Corporation of its Collateral Interest or the Corporation's Death Benefit in accordance with this Section 6, this Agreement shall terminate and no party shall have any further rights or obligations under the Agreement with respect to any other party provided that the Corporation has complied with all provisions of this Agreement.

7.   Insurer.
     -------

     (a) The Insurer is not a party to this Agreement, shall in no way be bound by or charged with notice of its terms, and is expressly authorized to act only in accordance with the terms of the Policy. The Insurer shall be fully discharged from any and all liability under the Policy upon payment or other performance of its obligations in accordance with the terms of the Policy.

     (b) The signature(s) required for the Insurer to recognize the exercise of a right under the Policy shall be specified in the Collateral Assignment.

--------------------------------------------------------------------------------

8.   Claims Procedure.
     ----------------

     The following claims procedure shall be followed in handling any benefit claim under this Agreement:

     (a) The Owner, Participant, or the Designated Beneficiary, as the case may be, (the "Claimant"), shall file a claim for benefits by notifying the Corporation in writing. If the claim is wholly or partially denied, the Corporation shall provide a written notice within ninety (90) days (unless special circumstances require an extension of time for processing the claim, in which case an extension not to exceed ninety
          (90) days shall be allowed) specifying the reasons for the denial, the provisions of this Agreement on which the denial is based, and additional material or information, if any, that is necessary for the Claimant to receive benefits. Such written notice shall also indicate the steps to be taken by the Claimant if a review of the denial is desired.

     (b) If a claim is denied, and a review is desired, the Claimant shall notify the Corporation in writing within sixty (60) days after receipt of written notice of a denial of a claim. In requesting a review, the Claimant may submit any written issues and comments the Claimant feels are appropriate. The Corporation shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for a review (unless special circumstances require an extension of time for processing the claim, in which case an extension not to exceed ninety (60) days shall be allowed). This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement, if any, upon which the decision is based.

     (c) If no event shall the Corporation's liability under this Agreement exceed the amount of proceeds from the Policy.

9.   Amendment of Agreement.  This Agreement shall not be modified or amended
     ----------------------
     except by a writing signed by all the parties hereto.

10.  Binding Agreement.  This Agreement shall be binding upon the heirs,
     -----------------
     administrators, executors, successors and assigns of each party to this Agreement.

11.  State Law.  This Agreement shall be subject to and construed under the
     ---------
     internal laws of the State of Ohio, without regard to its conflicts of laws principles.

12.  Validity.  In case any provision of this Agreement shall be illegal or
     --------
     invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Agreement.

13.  Not a Contract of Employment.  The terms and conditions of this Agreement
     ----------------------------
     shall not be deemed to constitute a contract of employment between the Corporation and the Participant. Nothing in this Agreement shall be deemed to give the Participant the right to be retained in the service of the Corporation or to interfere with the right of the Corporation to discipline or discharge the Participant at any time.

--------------------------------------------------------------------------------

14.  Notice.  Any notice or filing required or permitted to be given under this
     ------
     Agreement to the Owner, Participant or the Corporation shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:


          To the Owner: Thomas A. Piraino, Jr. and Barbara C. McWilliams
                                 Irrevocable Trust dated September 1, 2000
                               c/o William Kobyljanec, Trustee Entrust, Inc. 24400 Highpoint Road
                               Suite 2
                               Beachwood, OH 44122

          To the Participant:  Thomas A. Piraino, Jr.
                               2357 Delamere Road
                               Cleveland Heights, OH 44106

          To the Corporation:  Parker-Hannifin Corporation
                               6035 Parkland Boulevard
                               Cleveland, OH 44124
                               Attn: Vice President, Human Resources

     or to such other address as may be furnished to the Owner, Participant or the Corporation in writing in accordance with this notice provision. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to the Owner and/or the Participant or the Designated Beneficiary under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Owner and/or the Participant, as the case may be.

15.  Creditworthiness of Insurer; Tax Consequences. The Participant and Owner
     ---------------------------------------------
     assume all risk of the creditworthiness of the Insurer and acknowledge that the Corporation makes no representation or guarantee of the creditworthiness of any Insurer. The Participant and Owner acknowledge responsibility for all federal, state and local income, estate or gift tax consequences imposed on the Participant and Owner as a result of this Agreement and further acknowledge that the Corporation has not made any representations or guarantees of present or future tax consequences.

16.  Entire Agreement.  This Agreement constitutes the entire agreement between
     ----------------
     the parties hereto with regard to the subject matter of this Agreement and supersedes all previous negotiations, agreements and commitments in respect thereto. No oral explanation or oral information by the parties to this Agreement shall alter the meaning or interpretation of this Agreement.

--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.


                                    PARKER-HANNIFIN CORORATION


                                    By: /s/ Duane E. Collins
                                            Duane E. Collins
                                            Chairman and Chief Executive Officer



                                        /s/ Thomas A. Piraino, Jr.
                                            Thomas A. Piraino, Jr.



                                    THOMAS A. PIRAINO, JR. AND
                                    BARBARA C. MCWILLIAMS
                                    IRREVOCABLE TRUST DATED
                                    SEPTEMBER 1, 2000


                                    By: /s/William Kobyljanec
                                           William Kobyljanec, Trustee

--------------------------------------------------------------------------------

                                   EXHIBIT 1
                                   ---------


                             COLLATERAL ASSIGNMENT
                             ---------------------

     This Collateral Assignment (this "Assignment") is made and entered into as of October 12, 2000, by and between the Thomas A. Piraino, Jr. and Barbara C. McWilliams Irrevocable Trust dated September 1, 2000 (the "Owner"), as the owner of a life insurance policy, No. 20052957 (the "Policy"), issued by John Hancock Life Insurance Company (the "Insurer"), on the lives of Thomas A. Piraino, Jr. (the "Participant") and Barbara C. McWilliams, Participant's wife (the "Wife"), and Parker-Hannifin Corporation, an Ohio corporation (the "Corporation").

                                   RECITALS
                                   --------

A. The Corporation desires to help the Owner provide life insurance for the benefit and protection of the Participant's family or beneficiary by providing funds from time to time to pay the premiums due on the Policy as more specifically provided in the Executive Estate Protection Agreement entered into between the Participant, the Owner and the Corporation as of the date hereof (the "Agreement"); and

B. In consideration of the Corporation agreeing to provide such funds in accordance with the terms and conditions of the Agreement, the Owner agrees to grant to the Corporation, as a security interest in the Policy, a collateral security interest for the payment of the Corporation's Collateral Interest (as defined in the Agreement).

                                   AGREEMENT
                                   ---------

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Assignment agree as follows:

1.   Assignment.  The Owner hereby assigns, transfers and sets over to the
     ----------
     Corporation, and its successors and assigns, those certain rights and interests described in the Agreement that are to be assigned to the Corporation in accordance with the Agreement. Furthermore, this Assignment is made, and the Policy is to be held as collateral security for, any and all liabilities of the Owner to the Corporation, either now existing, or that may hereafter arise, pursuant to the terms of the Agreement.

2.   Signatures.
     ----------

     (a) To facilitate the operation of this Assignment, the parties agree that the Insurer is hereby notified that the following rights under the Policy may be exercised while the Assignment is in effect without the signature or consent of any other party:

          (i) The Owner may sign a request to change the beneficiary under the Policy without the signature or consent of the Corporation.

--------------------------------------------------------------------------------

          (ii) The Corporation may sign an instruction to the Insurer to pay an amount equal to the Corporation's Collateral Interest from the Policy's Cash Surrender Value to the Corporation without the Participant's or the Owner's signature or consent; provided that the Corporation simultaneously delivers to the Insurer a notarized statement that the Corporation is exercising its rights in accordance with Section 6(c) of the Agreement.

     (b) The exercise of any other right under the Policy not specifically set forth above shall be exercised with the signature of both the Corporation and the Owner.

3.   Policy Proceeds.  Any amount payable from the Policy during the
     ---------------
     Participant's or the Wife's lives or at the Decedent's (as defined in the Agreement) death shall first be paid to the Corporation to the extent of its Collateral Interest or the Corporation's Death Benefit (as defined in the Agreement), respectively. Any balance will be paid to the Owner during the Participant's or the Wife's lifetime or to the Designated Beneficiary (as defined in the Agreement) upon or after the Decedent's death. A settlement option may be elected by the recipient of the proceeds. For purposes of this Section, the amount of the Collateral Interest or Corporation's Death Benefit shall be determined for purposes of the Insurer by a written statement delivered to the Insurer and signed by the Corporation.

4.   Endorsement. The Corporation shall hold the Policy while this Assignment is
     -----------
     operative and, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner in this Assignment.

5.   Insurer.  The Insurer is hereby authorized to recognize the Corporation's
     -------
     claims to rights hereunder without investigating the reason for any action taken by the Corporation, the validity or amount of any of the liabilities of the Owner to the Corporation under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Corporation of any amounts to be paid to the Corporation. The Insurer shall not be responsible for the sufficiency or validity of this Assignment and is not a party to the Agreement (or any other similar executive life insurance agreement) between the Corporation and the Owner or the Participant.

6.   Release of Assignment.  Upon the full payment of the Corporation's
     ---------------------
     Collateral Interest in accordance with the terms and conditions of this Assignment and the Agreement, the Corporation shall release to the Owner, if the Owner retains the Policy in accordance with the Agreement, the Policy and all specific rights included in this Assignment.

7.   Amendment of Assignment.  This Assignment shall not be modified, amended or
     -----------------------
     terminated, except by a writing signed by all the parties hereto.

8.   No Restriction on Assignment . This Assignment does not limit the rights of
     -----------------------------
     the Owner to assign the rights it has retained under the Policy which rights may be assigned in accordance with Section 5 of the Agreement.

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

9.   Binding Agreement.  This Assignment shall be binding upon the heirs,
     -----------------
     administrators, executors and permitted successors and assigns of each party to this Assignment.

10.  State Law.  This Assignment shall be subject to and be construed under the
     ---------
     internal laws of the State of Ohio, without regard to its conflicts of law principles.

11.  Validity.  In case any provision of this Assignment shall be illegal or
     --------
     invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Assignment, but this Assignment shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Assignment.

     IN WITNESS WHEREOF, the Owner and the Corporation have signed this Assignment as of the date first written above.


THOMAS A. PIRAINO, JR. AND                PARKER-HANNIFIN CORPORATION
BARBARA C. MCWILLIAMS
IRREVOCABLE TRUST DATED
SEPTEMBER 1, 2000

By: /s/ William Kobyljanec                By: /s/ Duane E. Collins
        William Kobyljanec, Trustee               Duane E. Collins
                                                  Chairman and Chief Executive
                                                  Officer



Filed with the Insurer:
-----------------------


___________________________               Date: _______________________________
Insurer



The John Hancock Variable Life Insurance Company without assuming any responsibility for the validity or the sufficiency of this instrument, has on this date, filed a duplicate thereof at it's Home Office.

                                 Date 10/26/00
                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

         By  /s/ Peter Scavongelli
                 State Compliance Officer

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